EXHIBIT 99.1
Endeavour
Annual Meeting of Stockholders June 1, 2006
On the quest for Energy

Cautionary Statement
Endeavour
production and flow rates; anticipated revenues; the economic potential of properties and estimated exploration costs. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. Endeavour cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this presentation conclusive formation tests to be economically and legally which the SEC’s guidelines strictly prohibit us from including in statements within the meaning of the securities This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings. This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; and general exploration and development risks and hazards. The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or producible under existing economic and operating conditions. We use certain phrases and terms in this presentation, such as “unrisked gross and net potential reserves and probable reserves” filings with the SEC. Certain statements should be regarded as “forward-looking” laws. These statements speak only as of the date made. Such statements are subject to assumptions, risk and uncertainty. Actual results or events may vary materially.

2 Endeavour
Why the North Sea?
· discovered be infrastructure governments discovered to host discovered mmboe available by yet-to-be 25 and yet-to-be BBOE than companies
· BBOE 24 more existing acreage of Potential 16 estimates with with exploration estimates NPD fields fields recycling Resource for
· DTI Norway: new value UK:
· Large >250 High Effective Support

Endeavour 3
0.0 6.9 1.2 0.1 52.7 8.9 —— — Norway Holland 3.0 8.2 4.3 9.7 84.2 23.7 —— — UK 1.7 9.2 3.2 4.5 20.8 8.0 —— — GOM 1.2 8.5 2.7 4.2 18.8 7.3 —— — MMbopd Bcf/d MMboepd Bbbl Tcf Bboe North Sea — A Major Hydrocarbon Province Production Reserves Source: EIA, RBS, NPD, BP Statistics, Wood Mackenzie

North Sea 2005 Exploration Activity
· [3]
· [2] [1] bboe discoveries mmboe 1.0 732 found gas found Wells significant Wells 5 Expl. -E&A 12 -57
• — Netherlands U.K. Norway • •
(1) Hannon Westwood (2) NPD (3) TNO

North Sea Energy Macro
on the quest for energy

$250 per barrel equivalent. rely on Continental imports and what can happen when the cannot
Winter 2005/06: day ahead UK gas price surged to $120 — Shows how the UK real threat of short-term supply disruption occurs. Where are the new storage projects? 7
06 -Mar 06 -Mar
06 -Feb 06 -Feb
06 -Jan
imports despite 06 -Jan
50 -
Limited Interconnector sustained price spike cDe
05 -c
De
50 -
Nov
50 -
Nov
50 -
Nov
50 -tcO
50 -ctO
50 -
Sep
05 -p
Rough Others Se 05 -ug A 05 -ug A 05 -ul J 50 - UK Storage ~ 4 bcm ulJ
05 -n uJ
05 -n uJ 50 -
May
50 -
Interconnector Flows (mmcm/d) UK Day Ahead Gas Price (p/T) Interconnector Import Capacity (mmcm/d) May
50 -
May
50 -
Apr
50 -
Apr
0 50 - 200 150 100 50 Mar -50
UK Gas Price and Interconnector Flows

Prices for the winter of 2006/07 are currently around 86p / Therm, suggesting that import infrastructure remains unfilled or delayed
Annual Average May-06 Oct-05 May-05 Nov-04 Actuals (Source BP)
Winter Ave 69 p/T Jan-09 Winter Ave 74 p/T Jan-08
Winter Ave 86 p/T Jan-07
Jan-06 Jan-05 Jan-04
2008 around 60 2004 Jan-03 Actuals and Futures Annual Averages for p/T versus 20 p/T for 2001 -
Development of UK Gas Prices : 2006 – Jan-02 100 90 80 70 60 50 40 30 20 10 0 Jan-01
Gas Price (pence per Therm)

In the absence of a market share and price war between suppliers, UK gas price likely to settle in a price band of 35-45p / Therm beyond 2007/08
2015 2014 2013
2012 and USA prices May 2006 2011
25 p/therm 2010
Futures th
Likely price band for UK gas (provided that oil price remains strong) 20 — 2009 2008
Cost of Marginal Supply in 2010 Futures as at 30 £/$ Forecast = 1.78 2007 2006
2005
2004
Historic 2003 2002
2001 2000 1999 1998 1997 1996 1995
1994
UK Gas Price squeezed between Cost of Supply, Continental Europe 1993
UK Gas
Futures (NBP) US Henry Hub Gas Futures Oil linked Continental European Gas price forecast Historic data from BP Statistical Review 1992
1991
1990 70 60 50 40 30 20 10 0 (p/therm) Gas Price

Piped gas into UK from UKCS and Norway are “safe” and close to market, and therefore will be valuable but will have to compete with LNG 2.8 2.4 2.2 2.1 1.74 1.7 2.8 2.4 2.2 2.1 2.95 2.8 2.8 2.6 1.7 3.3 2.95 2.65 2.4 2.3 1.8 1.65 0 0.5 1 1.5 2 2.5 3 3.5 Norway (new) — Pipe UK (new) — Pipe Algeria — LNG Egypt — LNG Qatar — LNG Russia (existing) — Pipe Russia (Yamal) — Pipe Norway (new) — Pipe Russia (existing) — Pipe Turkmenistan — Pipe (via Russia) Turkmenistan — Pipe (via Turkey) Russia (Yamal) — Pipe Algeria — LNG Egypt — LNG Qatar — LNG Russia (existing) — Pipe Libya — Pipe Algeria — Pipe Algeria — LNG Egypt — LNG Qatar — LNG Russia (existing) — Pipe Cost of Gas Supplies ($/mcf) UK Germany France Italy E.On Ruhrgas acknowledge LNG can compete with Piped Gas 0.6 Euro Cents/kWhr ~ $3.6/mcf Cost of Gas Supplies into Main European Gas Markets Langeled Ca. 50-60 bcm of UKCS gas pipeline capacity could become available in the next 5 years Ca. 50-60 bcm of UKCS gas pipeline capacity could become available in the next 5 years Source : E.On Ruhrgas

The UK gas market: The jury is still out on whether there will be a glut or a drought in future years — from tight 2005-2007 period to stable imports by 2008 (or by 2009?) 11 0 20 40 60 80 100 120 140 160 180 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 BCM p.a. Existing Domestic Production UKCS New Developments Norway (Statoil – Centrica) Holland (GasUnie – Centrica, via BBL) Interconnector pipe (from Russia?) Qatar LNG, via Wales Base Demand High Demand Norway Vesterled pipe Ormen Lange, less Statoil share Dragon LNG, Ph 1 Isle of Grain LNG, Ph 1 Holland, BBL Development of UK Gas Supply – Demand Isle of Grain Expansion Qatar LNG Expansion EoN, via Interconnector Market discounting players’ ability to fill Interconnector and BBL capacity in the short term? Can Russia deliver gas to UK via Interconnector?

The oil price environment remains robust in the medium term with capacity constraints mixed with periodic political tension. Oil Price Futures
80 25% 30% 35% 40% 45% 50% 55% 60% OPEC as % of total world supply Oil Price $/bbl (1.1.2004 money) 1970 1973 1974 1979 1980 1982 1985 1988 1990 2002 1998 2000 1978 2001 2003 2004 2005 Oil price v. OPEC share of production Oil price v. OPEC share of production 0 1 2 3 4 5 6 1995 1997 1999 2001 2003 2005 2010 Mb/d Range Recession and demand destruction Delays and interruptions Spare capacity should recover but OPEC likely to remain in control... OPEC: Spare Capacity Forecast by BP +/-3.5 mbopd in 2010 0 50 100 150 200 250 2005 2010 2020 2030 million boe/d Gas Production Oil Production Oil and Gas Demand — 2% pa growth Oil and Gas Demand — 1% pa growth existing fields decline -2% p.a. by 2030 - add 130 mmboe/d production - from 1 trillion boe of new reserves - by spending $6 trillion by 2030 - add 130 mmboe/d production - from 1 trillion boe of new reserves - by spending $6 trillion c.90 mmboe/d c.130 mmboe/d Even at a much reduced, 1% demand growth the world will need to add ca. 90 mmboe/d in the next 25 years 2006

Endeavour
Acquisition of UK Producing Assets Announced May 26, 2006
on the quest for enerrgy

Transaction Summary • Purchase shares of Talisman Expro Limited • Consideration — $414 million • Assets ?? Goldeneye (7.5% WI) – gas ?? Alba (2.25% WI) – oil ?? Bittern (2.422% WI) – oil ?? Ivanhoe / Rob Roy / Hamish (23.455% WI) – oil ?? Renee (77.5% WI) – oil (operator) ?? Rubie (40.78% WI) – oil (operator) ?? Rochelle (55.62% WI) – undeveloped oil (operator) • Current Production – 9,200 boepd net • Reserves –18 mmboe (2P estimated) • Closing – Q4 2006

Key Attributes • Provides “critical mass’ in production and cash flow • Generates cash flow for: ?? Expanded / sustainable exploration program ?? Development of exploration discoveries • Creates strategic production “hubs” in Central North Sea

Talisman Packages Alba – 2.25% Bittern – 2.422% Goldeneye – 7.50% IVRRH – 23.455%, Renee – 77.5%, Rubie – 40.78%, Rochelle – 55.62%

Assets Asset Endeavour WI (%) Co-Venturers Alba 2.25 Chevron (Operator) Conoco Phillips Statoil BP Total CIECO Bittern 2.422 Shell (Operator) Amerada Hess Exxon Mobil Petro-Canada Goldeneye 7.5 Shell (Operator) Exxon Mobil Centrica Ivanhoe/Rob Roy/Hamish 23.455 Amerada Hess (Operator) Renee 77.5 (Operator) Amerada Hess Marubeni Rubie 40.78 (Operator) Amerada Hess Marubeni Rochelle (undeveloped) 55.62 (Operator) Nexen Petro-Canada

Location of Assets
ENDEAVOUR ACREAGE CENTRAL NORTH SEA (UK and Norway) 003 W 002 W 001 W 000 E 001 E 002 E 003 E 004 E 004 W 003 W 002 W 001 W 000 E 001 E 002 E 003 E 004 E 56 N 57 N 58 N 59 N 56 N 57 N 58 N 59 N 60 N 203 5 6 7 8 9 18 17 16 15 15 16 14 13 12 11 17 18 19 20 21 22 7 8 9 5604 5603 3 1 30 29 28 27 26 25 34 35 36 37 38 39 5504 25 26 27 5503 24 11 23/11 (N) License P1051 Dana 80% Endeavour 20% 20/15b & 21/11c License P1176 Endeavour 100% 21/20c License P1219 Endeavour 100% 22/24e License P1222 Endeavour 60% Reach 40% 23/16e & 23/17b License P1180 Serica 50% Endeavour 47.5% Wham 2.5% 30/23b License P1228 Endeavour 60% Fairfield 35% Reach 5% 15/12a License P1297 Endeavour 100% 22/20b License P1313 Gaz de France 25% Endeavour 25% E.ON Ruhrgas 25% RWE 25% 23/16f License P1314 Serica 50% Endeavour 50% 31/21b License P1323 Endeavour 40% Hunt 30% Acorn 30% 31/27b License P1324 Endeavour 40% Hunt 30% Acorn 30% 12/23a License P1397 Endeavour 33.3% Hunt 33.3% Palace 33.3% 1/9c, 2/7c, 2/10 & 2/11b License PL354 Endeavour 50% 31/26b & 39/1b Turriff License P1183 30/1g License P1321 Gaz de France 25% Endeavour 25% E.ON Ruhrgas 25% RWE 25% 31/26b & 39/1b Turnberry License P1183 25/5a License PL363 Lundin 60% Endeavour 40% Licensed Acreage PGS 3D MegaSurvey Oil Fields Gas Fields Legend Endeavour International Acreage 25 Kms 16/13a (Enoch Field) License P219 Talisman 31.5% Dyas 17.5% Bow Valley 15% Roc 15% Dana 11% Endeavour 10% 12/26b, 12/27, 17/5b, 18/1a & 18/2a License P1399 Endeavour 33.3% Hunt 33.3% Palace 33.3%
Bittern Goldeneye IVRRRR

Goldeneye Field – UKCS Location: Central North Sea (Block 20/4b) Water Depth: 400 ft First Production: 2004 Production: 355,000 MCFPD (gross) +15,000 BOPD (gross) 5,500 BOEPD (net) Number of Wells: 5 producers Partners: Talisman 7.5% Shell (operator) 49.0% ExxonMobil 39.0% Centrica 4.5% Current: -Producing at peak – plateau production rate - No additional drilling planned Goldeneye

Alba Field – UKCS Location: Central North Sea (Block 16/26) Water Depth: 460 ft First Production: 1994 Production: 57,000 BOPD (gross) 1,240 BOEPD (net) Number of Wells: 36 producers 7 water injectors Partners: Talisman 2.3% Chevron (operator) 21.2% ConocoPhillips 23.4% Statoil 17.0% BP 15.5% Total 12.7% CIECO 8.0% Current: Drilling 5 development wells in 2006 Operations/Plans: - Continue identifying & drilling infill prospects - Optimizing & increasing water handling facilities on platform Caledonia Alba

Bittern Field – UKCS Bittern Location: Central North Sea (Block 29/1b) Water Depth: 300 ft First Production: 2000 Production: 37,200 BOPD +33,000 MMCFPD (gross) 1,030 BOEPD (net) Number of Wells: 4 producers 2 water injectors Partners: Talisman 2.4% Shell (operator) 39.6% Amerada Hess 28.3% ExxonMobil 25.0% Petro Canada 4.7% Current: Evaluating additional infill drilling

IVRRH Area & ‘R’ Block – UKCS IVRRH Location: Central North Sea (Block 15/21) Water Depth: 475 ft Production: 3,500 BOPD (gross) 820 BOPD (net) Number of Wells: 7 producers 3 water injectors Partners: Talisman 23.5% Amerada Hess * 76.5% ‘R’ Blocks — Renee, Rubie Location: Central North Sea (Block 15/27+28) Water Depth: 475 ft Production:1,800 BOPD (gross) 610 BOPD (net) Number of Wells: 3 producers Partners: Renee Rubie Rochelle (undeveloped) Talisman * 77.5% 40.8% 55.6% Amerada Hess 14.0% 19.2% - Marubeni 8.5% 40.0% - Nexen — - 33.9% Petro Canada — - 8.5% * Denotes Field Operator Ivanhoe Rochelle Rubie Renee Rob Roy Hamish

Becoming A First-Tier North Sea Independent Cairn Dana Premier Venture Tullow Burren ENDEAVOUR Revus (Norway) Serica Granby Wham Oilexco Stratic Reach 0 50 100 150 200 250 0 10 20 30 40 50 60 70 Production (mboe/d) Reserves (mmboe) — 2P

Benefits • Proforma production – 11,500 boepd • Significant discretionary cash flow • Supports annual multi-well exploration program • Accelerates our business model ?? Exploration ?? Development ?? Regional synergies ?? Growth

Endeavour
Exploration
on the quest for energy

Technical Team Geologists Geophysicists Engineers John N. Seitz Ronald A. Bain, Ph.D. Bruce H. Stover J.W. Munns Michael D. Cochran, Ph.D. Clint Smith Tord Pedersen David J. Griffiths Chris Hopper, Ph.D. Idar Kjorlaug Michael Neese J. Felix Acree Robert Fitzpatrick David Rhodes Per R. Thomassen Debbie Ware Fiona Goodfellow, Ph.D. Jan Olimstad Patricia Helen Naylor, Ph.D. David Ellis Bjorn Bernsten Andrew Hopkins David W. Thomas, Ph.D. Brady Rogers Deborah M. Jones Terje Endresen Anne Eriksen Alyson M. Harding Martin Gundem Tore Granheim Odd Senneseth Ridvan Karpuz, Ph.D.

Endeavour North Sea Data Location: Offshore UK, Norway, and The Netherlands Data Sets: • MegaSurvey (104,200 km 2) • Digital Atlas • Regional structural mapping on 11 horizons • Pressure data (573 wells) • Well database (more than 1,500 wells) • Biostratigraphic database (600 wells) • 2D long offset Current • Seismic mapping Operations: • Seismic analysis • Geologic analysis and mapping • Reservoir characterization • Petrophysical studies • Rock physics modeling • 3D seismic reprocessing (proprietary PSDM, AVO) • 3D acquisition (scheduled Fall 2006)

PGS MegaSurvey Database UK Central Graben 36,200 km2 Norway Northern North Sea 12,400 km2 Norway Central Graben 10,400 km2 UK Southern North Sea 22,000 km2 Norway South Viking Graben 8,200 km2 Dutch North Sea 15,250 km2

PGS Central North Sea MegaSurvey – “Quilt Map”

PGS MegaSurvey Database SNS NNS CNS PGS MegaSurveys . CNS — 54,800 km2 SNS — 22,000 km2 NNS — 12,400 km2 DNS — 15,250 km2 Total — 104,450 km2 DNS Relative to Gulf of Mexico

Lower Cretaceous and Upper Jurassic Fairways; Northern Central Graben
186 Km 450 + 26 110 22 48 700+ 35 40 65 15 32 42 W 5000’ 10,000’ 36 Jurassic Field Lower Cretaceous Field Leads and prospects

Lower Cretaceous and Upper Jurassic Fairways, Southern Central Graben mmboe U. Jurassic Field Leads and prospects mmboe 27 12 67 16 48 78 142 17 13 16 21 32 120 15 20 40 330 Km 5,000 ft 10,000 ft 15,000 ft 51 18 16 75 E W

Lower Cretaceous and Upper Jurassic Fairways, Southern Central Graben
mmboe U. Jurassic Field Leads and prospects mmboe 27 12 67 16 48 78 142 17 13 16 21 32 120 15 20 40 330 Km 5,000 10,000 15,000 51 18 16 75 E W

UK Seaward Licensing Rounds
22nd (2004) Awards – 9 Licenses totaling 18 Blocks Bid Groups: END/Reach END (100%) Tullow/END/GDF/Premier Serica/END Premier/END 23rd (2005) ?? Awards – 11 Licenses totaling 17 Blocks ?? Seven Bid Groups: • END/Hunt Petroleum/Palace • END/Lundin/Dana • END/Hunt Petroleum/Acorn • END/Tullow • END (100%) • GDF/END/RWE/RuhrGas • GDF/END/Tullow • Serica/END 24th (2006) ?? TBA

Norway Licensing Round Participation • 2004 APA (two licenses/six blocks) ?? Norsk Hydro/GdF/Ruhrgas/Talisman/END/Petoro • 2005 APA (two licenses/five blocks) ?? END/Petro-Canada/Revus ?? Lundin/END • 2006 APA ?? TBA

ENDEAVOUR ACREAGE CENTRAL NORTH SEA (UK and Norway) 003 W 002 W 001 W 000 E 001 E 002 E 003 E 004 E 004 W 003 W 002 W 001 W 000 E 001 E 002 E 003 E 004 E 56 N 57 N 58 N 59 N 56 N 57 N 58 N 59 N 60 N 203 5 6 7 8 9 18 17 16 15 15 16 14 13 12 11 17 18 19 20 21 22 7 8 9 5604 5603 3 1 30 29 28 27 26 25 34 35 36 37 38 39 5504 25 26 27 5503 24 11 23/11 (N) License P1051 Dana 80% Endeavour 20% 20/15b & 21/11c License P1176 Endeavour 100% 21/20c License P1219 Endeavour 100% 22/24e License P1222 Endeavour 60% Reach 40% 23/16e & 23/17b License P1180 Serica 50% Endeavour 47.5% Wham 2.5% 30/23b License P1228 Endeavour 60% Fairfield 35% Reach 5% 15/12a License P1297 Endeavour 100% 22/20b License P1313 Gaz de France 25% Endeavour 25% E.ON Ruhrgas 25% RWE 25% 23/16f License P1314 Serica 50% Endeavour 50% 31/21b License P1323 Endeavour 40% Hunt 30% Acorn 30% 31/27b License P1324 Endeavour 40% Hunt 30% Acorn 30% 12/23a License P1397 Endeavour 33.3% Hunt 33.3% Palace 33.3% 1/9c, 2/7c, 2/10 & 2/11b License PL354 Endeavour 50% Petro-Canada 30% Revus 20% 31/26b & 39/1b Turriff License P1183 Endeavour 60% Palace 21.88% Challenger 13.13% Reach 5% 30/1g License P1321 Gaz de France 25% Endeavour 25% E.ON Ruhrgas 25% RWE 25% 31/26b & 39/1b Turnberry License P1183 Endeavour 40% Centrica 20% Palace 21.88% Challenger 13.13% Reach 5% 25/5a License PL363 Lundin 60% Endeavour 40% Licensed Acreage PGS 3D MegaSurvey Oil Fields Gas Fields Legend Endeavour International Acreage 25 Kms 16/13a (Enoch Field) License P219 Talisman 31.5% Dyas 17.5% Bow Valley 15% Roc 15% Dana 11% Endeavour 10% 12/26b, 12/27, 17/5b, 18/1a & 18/2a License P1399 Endeavour 33.3% Hunt 33.3% Palace 33.3%

ENDEAVOUR ACREAGE SOUTHERN NORTH SEA
000 E 001 E 002 E 003 E 004 E 005 E 000 E 001 E 002 E 003 E 004 E 005 E 53 N 54 N 55 N 53 N 54 N 55 N 44 43 42 41 47 48 49 50 52 53 54 P K M E G C G 42/21 & 42/22 License P1132 Centrica 40% Endeavour 22.5% Wham 20% Antrim 17.5% 42/10 & 42/15 License P1229 Premier 50% Endeavour 50% 43/22b, 43/23a, 43/27b, 43/28 & 43/29 License P1235 Tullow 25% Endeavour 25% Gaz de France 25% Premier 25% 44/21c & 44/26b License P1184 Tullow 25% Endeavour 25% Gaz de France 25% Premier 25% 43/23b License P1339 Endeavour 50% Tullow 50% 43/30b, 48/5a & 49/1b License P1343 Gaz de France 33.3% Endeavour 33.3% Tullow 33.3% 48/8c License P1356 Endeavour 100% 48/1a License P1242 (option farm-in) CalEnergy Endeavour 30% 44/11 & 44/12 License P1055 Gaz de France 25% Tullow 35% Caledonia 27.5% Endeavour

ENDEAVOUR ACREAGE MID-NORWAY N 60 N 61 N 62 N 63 N 64 N 34 35 36 6201 6202 6203 6204 6301 6302 6303 6304 6305 6306 6307 33 6401 6402 6403 6404 6405 6406 6407 6408 6205 6407/7a (Njord Field) & 6407/7b License PL107 Norsk Hydro 20% E.ON Ruhrgas 30% Gaz de France 20% Mobil 20% Petoro 7.5% Endeavour 2.5% 6407/10a License PL132 Norsk Hydro 20% E.ON Ruhrgas 30% Gaz de France 20% Mobil 20% Petoro 7.5% Endeavour 2.5% 35/3a (Agat Field) License PL270 RWE 51% Endeavour 49% 31/4c License PL291 Norsk Hydro 20% Talisman Resources 20% Petoro 14.26% Talisman Energy 13.84% Statoil 12.7% Eni 12.26% Endeavour 4.44% Revus 2.5% 6407/7c, 6407/8b, 6407/10b & 6407/11a License PL347 6407/8c & 6407/9c License PL348 Norsk Hydro 30% Gaz de France 20% E.ON Ruhrgas 17.5% Talisman 17.5% Endeavour 7.5% Petoro 7.5% Licensed Acreage PGS 3D MegaSurvey Oil Fields Gas Fields Legend Endeavour International Acreage 50 Kms 31/4a (Brage Field) License PL55 31/4 (Brage Extention) License PL55B 31/7a License PL185 Norsk Hydro 20% Talisman Resources 20% Talisman Energy 14.91% Petoro 13.4% Eni 13.2% Statoil 12.6% Endeavour 3.2% Revus 2.69% 30/6b License PL53B Norsk Hydro 20% Petoro 25.4% Endeavour 20.6% Talisman 20% Statoil 14% 31

Endeavour Exploration Portfolio – Play Types • Paleocene/Eocene channels (UK, Norway): DHI plays, 10 — 25 mmboe • L. Cretaceous, U. Jurassic & U. Triassic sand pods (UK, Norway): combination traps, 20 — 75 mmboe • U. & M. Jurassic, U. Triassic pre-rift sands (Inner Moray Firth): structural traps, 100 – 500 Bcf • Permian (Rotliegend) & Carboniferous sands (UK, Norway, NL), 20 – 75 mmboe • L. Triassic Bunter sand (NL), 100 – 200 Bcf

North Sea Exploration Drilling Program • 2006 Schedule ?? 44/12 (Cygnus) — gas discovery! ?? 23/16f (Magellan) Endeavour Oper. (GSF 140) ?? 48/17 (Emu) Endeavour Oper. (GSF 140) ?? 30/23b (Balgownie) Endeavour Oper. (Looking for rig) ?? Pending Farmins — outside operators • 2007 Forecast ?? Endeavour operated • 30/23b (Cullen) — Central Graben • 31/21b (Newburgh) — Central Graben • 12/27 (Delgany) — Inner Moray Firth • 18/1a (Carne) — Inner Moray Firth • 30/1g (GdF prospect A or B) — Central Graben ?? Outside operated • 44/12b (Cygnus II) — Southern Gas Basin • 43/30b (GdF Brunel A) — Southern Gas Basin • 44/21c (Tullow prospect D) — Southern Gas Basin • PL270 (Agat) — Northern North Sea – Norway • PL304 (Aegis) — Central North Sea — Norway

44/11 & 44/12 — Cygnus Gas Discovery Endeavour 12.5%, GDF (Operator) 44/12-1 1988 Marathon P&A logged gas Leman Sst 145 feet thick interbedded sandstones and siltstones. Calculated column of 200ft supported by RFT Prospective Fault Blocks 44/12-2 discovery

23/16f Magellan Endeavour 50% • 23/16a-2: Logged oil pay in target reservoir • Channel sst in four-way closure • Paleocene Andrew & Forties • Potential amplitude support • Location Approval — June 2006 • Site Survey — June 2006 Henry Channel System Magellan Channel 2.8 2.9 3.0 A A’ 23/16a-2 Columbus Channel System Area for 2006 well location 9760 ft (Andrew) 9660 ft (100 ft stand-off Andrew) Henry Magellan Columbus A A’ 23/16a-2

48/1a Emu Endeavour 30%, CalEnergy 45%, Centrica 25% 48/1a 48/1-2a Oblique SW-NE Line 48/1a-3 Top Rotliegendes Time Map SW NE Emu Top Rotliegendes Top Zechstein Top Bunter Sst Emu Prospect TGS Re-Processed data with interpretation • High relief horst block • Rotliegendes Leman Sandstone Reservoir • Potentially significant reserves • Final 3D depth migration — June 2006

Original 1990 PSTM processing 2005 PSTM re-processing Comparison of “original” vs. “new” processing 48/1a Emu Endeavour 30%, CalEnergy 45%, Centrica 25%

30/23b Balgownie Endeavour 60% (Op) • 30/23b lies on SW flank of Central Graben • Along established trend • Direct analogy – Janice Field (70mmboe) • 4-way dip closed structure at top Fulmer 0482 0882 8 02 0 03 392 2760 08 2 0282 0692 0692 0492 0292 00 2900 0403 0 0213 0413 6 3 23b 01 02A D CNSMegaMergeI- 17000 6230.0 6230.0 2O24’ E 0 1000 2000 m Block 30/ 23 Top Fulmar Depth Golpsie Pr ospect Project ion: UTM NORTH Ellipsoid: HAYFORD 1909 / INTERNATIONAL 1924 Cent ral mer idian: 3d 0m .000s Scale reduct ion factor: .9996000 (Lat .,Lon.) system: sexagesimal X- Y unit : meter Author : D.Rhodes Date: 09- NOV- 2005 C. Interval: 20m Scale: 1 : 25000 Drawing No.: • Proprietary 2D July 2006 — southern area • Site Survey complete

Top Fulmar Depth map based on 3D and 2D seismic data Using the geological knowledge from the James field and the 2D data provides structural closure to the southern area. It is possible that the pod will not be present beyond this area, as in the James field, Janice field and the Fulmar field, providing additional stratigraphic closure with significant upside potential.

31/21b (Newburgh) Endeavour 40% (Op) • Downthrown fault closure with dip closure to NW • Fulmar Fm and Rotliegend targets • Potential reserves 8mmbo (JU) & 25 mmbo (Permian) • Reprocess 58 km [2] 3D seismic, rock physics

3D Seismic Program — Inner Moray Firth — END 33.33% (Op) 2 3 A B Survey to be shot by PGS, August 2006

Delgany NW SE Cruit Carne W E Middle Jurassic Beatrice Fm with Triassic (Lossiehead Fm) upside Proven Gas Play – 12/27-1: 28ft net pay, 9.5 MMscfpd Oil shows in Upper Jurassic sands Shallow Reservoir depths 1500-4000 ft TVDSS Good data imaging Inner Moray Firth — Prospects — END 33.33% (Op)

30/1g — HPHT Play Erskine Fulmar 330 bcf + 75 mmbc Shearwater Fulmar/Pentland 739 bcf + 144 mmbc Elgin Fulmar/Pentland 1080 bcf + 45 mmbc Franklin Fulmar/Pentland/Tri assic 720 bcf + 164 mmbc Puffin Fulmar/Pentland 260 bcf + 40 mmbc Kessog Pentland/Trias sic 269 bcf + 60 mmbc Jade Triassic 400 bcf + 30 mmbc Courageous Tertiary Forties Ockley Cretaceous Chalk Machar Tertiary Paleocene Cretaceous Chalk •30/1g- 68 km2 •Block 30/1 2nd Round 1965 •HP/HT •6000-8000 psi overpressure •170-190 Deg C •Majority of 4-way dip closures at Top Chalk and BCU drilled. •30/1f-8 shows in Pentland and Forties

30/1g (GdF prospect A) Endeavour 25% (GdF Op) Prospect A Prospect A • Fault block down-thrown from Shearwater, stratigraphic separation. • Potential upside in Middle Jurassic Pentland. • Key risk closing mechanism and lateral seal

UKCS Blocks 43/30b, 48/05 and 49/01b Location map

43/30b (GdF Brunel A) Endeavour 25% (GdF Op) • Magenta: Lower Ketch / Murdoch prospects with BPU closure • Blue: Carboniferous prospects with combined BPU and Carboniferous top seal closure. • Orange: Carboniferous prospects with combined BPU and Carboniferous top seal closure. (BPU – Base Permian Unconformity) Brunel A Brunel I Brunel F Brunel F1 Brunel G Brunel L/M 43/30b 43/30b 48/5 48/5 49/1b 49/1b 5 km Area 2 Area 3/4 Area 1 A A’ Brunel A WNW ESE A A’

44/21c (Tullow prospect D) Endeavour 25% (Tullow Op) Base Permian Structure in Depth NW SE Prospect B Ketch Prospect C Murdoch Prospect A Ketch Prospect D Ketch Play formed by 3 way dip closure and erosional pinch-out of Ketch formation at Base Permian Ketch Pinchout Propsect D Ketch • 1 of 4 prospects/leads on the licence. • 3 way dip closure and erosional pinch-out trap. • Prolific Ketch Fm reservoir • Work program: reprocessing trial (firm), obtain 3D (cont.)

Why Endeavour? • Focused in North Sea – undergoing significant renaissance • Pre-eminent 3D seismic data base foundation (MegaSurvey first-user advantage) 105,000 sq. km • Regional geological approach – “Five Nations Strategy” ?? Extensive acreage position (1.8mm acres across UK & Norway) • Attractive exploration portfolio – multiple tests during 2006, 40 prospects in inventory • Rigs secured for UK and Norway • Highly equitized and proven management team ?? Management owns 22% ?? 100% employees own stock • Experienced and successful technical and business development teams ?? Average 25+ years of experience ?? Background with major energy companies

Endeavour Today • 62 FTE’s in 4 locations (Houston, London, Oslo and Aberdeen) • Acreage Accumulated ?? UKCS — 23 licenses (40 blocks) — ? 1.3 million acres ?? Norway — 12 licenses ? 420,818 acres • Exploration portfolio with ? 1.0 billion BOE’s exposure – net • Operator qualification in Norway and the UK • Proforma Reserves — 25.3 mmboe (2P) • Proforma Production – 11,500 boepd • Rig commitments through 2008 in UK and Norway

Endeavour
on the quest for energy